UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

Astrotech Corporation
(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5914 W. Courtyard Dr., Suite 340, Austin, Texas	78730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 485-9530

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.
On December 9, 2016, Astrotech Corporation, a Washington corporation ("Astrotech," the “Company”), entered into a Stock Purchase Agreement with Thomas B. Pickens III, the Company’s Chief Executive Officer and Chairman of the Board (“Seller”), pursuant to which the Company redeemed from Seller 601,852 shares of the common stock, no par value, of the Company (“Common Stock”) at a purchase price of $1.62 per share, which was equal to the average closing price of the Common Stock on the NASDAQ Capital Market for the ten trading days ending on December 9, 2016 (the “Stock Purchase Agreement”).

The Common Stock was pledged as security for a loan from Plains Capital Bank to Mr. Pickens. At the direction of Mr. Pickens, the Company paid the gross proceeds of $975,000 directly to Plains Capital Bank to repay the loan.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On December 9, 2016, Astrotech held its annual meeting of shareholders, pursuant to notice duly given, at 221 W. 6th Street, Suite 2100, Austin, Texas 78701. Of the 22,555,247 shares of common stock entitled to vote at such meeting, 19,198,315 shares, or 85.12% of the Company’s common stock, were present in person or by proxy. The matters voted upon at the meeting and the results of such voting are set forth below:
Proposal 1 - Election of Directors
By the votes reflected below, our shareholders elected the following individuals to serve as directors to serve for the respective terms prescribed by the Company’s bylaws:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas B. Pickens III	8,085,257	416,923	10,696,135
Mark Adams	8,276,949	225,231	10,696,135
Sha-Chelle Manning	8,153,337	348,843	10,696,135
Daniel T. Russler, Jr.	8,342,149	160,031	10,696,135
Ronald W. Cantwell	8,379,437	122,743	10,696,135
Michael T. Humphrey	8,116,354	385,826	10,696,135

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm
By the votes reflected below, our shareholders ratified the appointment of BDO, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,047,768	106,686	43,861	0

Item 9.01. Financial Statements and Exhibits.
 (d) Exhibits

10.1 Stock Purchase Agreement, dated December 9, 2016, issued by Astrotech Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:

Name:	Thomas B. Pickens III
Title:	Chairman of the Board and Chief
Executive Officer

Date: December 13, 2016

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

10.1	Stock Purchase Agreement, dated December 9, 2016 issued by Astrotech Corporation.	E